Capital Group U.S. Equity Fund
Investment portfolio
July 31, 2022
unaudited
Common stocks 96.12% Information technology 20.95%	Shares	Value (000)
Microsoft Corp.	57,360	$16,103
Visa, Inc., Class A	53,335	11,313
Apple, Inc.	45,798	7,443
Broadcom, Inc.	9,881	5,291
ASML Holding NV (New York registered) (ADR)	8,124	4,667
KLA Corp.	8,920	3,421
Fidelity National Information Services, Inc.	22,501	2,299
Jack Henry & Associates, Inc.	10,922	2,269
Lam Research Corp.	3,170	1,587
Texas Instruments, Inc.	8,562	1,532
GoDaddy, Inc., Class A1	19,188	1,423
Adobe, Inc.[1]	3,348	1,373
Analog Devices, Inc.	7,202	1,238
ServiceNow, Inc.[1]	2,613	1,167
Mastercard, Inc., Class A	2,478	877
SAP SE (ADR)	8,100	755
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	7,500	664
Micron Technology, Inc.	7,553	467
		63,889
Health care 16.07%
UnitedHealth Group, Inc.	19,052	10,333
Seagen, Inc.[1]	33,026	5,944
Danaher Corp.	15,573	4,539
Humana, Inc.	7,763	3,742
Elevance Health, Inc.	7,375	3,519
Abbott Laboratories	27,515	2,995
Bristol-Myers Squibb Company	40,251	2,970
AstraZeneca PLC (ADR)	43,650	2,891
Edwards Lifesciences Corp.[1]	25,350	2,549
Eli Lilly and Company	6,553	2,160
Novo Nordisk A/S, Class B (ADR)	17,100	1,985
Centene Corp.[1]	11,600	1,078
Biohaven Pharmaceutical Holding Co., Ltd.[1]	6,200	905
Horizon Therapeutics PLC[1]	9,740	808
Roche Holding AG (ADR)	16,600	688
Pfizer, Inc.	13,547	684
Regeneron Pharmaceuticals, Inc.[1]	1,102	641
Oak Street Health, Inc.[1]	20,453	592
		49,023
Financials 14.56%
Marsh & McLennan Companies, Inc.	59,290	9,721
Chubb, Ltd.	31,780	5,995
Aon PLC, Class A	16,148	4,700
JPMorgan Chase & Co.	39,430	4,549
Capital Group U.S. Equity Fund — Page 1 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Moody’s Corp.	9,375	$2,908
CME Group, Inc., Class A	13,875	2,768
State Street Corp.	31,687	2,251
MSCI, Inc.	4,200	2,022
Arthur J. Gallagher & Co.	10,300	1,844
Intercontinental Exchange, Inc.	11,287	1,151
First Republic Bank	7,000	1,139
Discover Financial Services	11,100	1,121
Wells Fargo & Company	24,868	1,091
Nasdaq, Inc.	5,550	1,004
Truist Financial Corp.	18,217	919
Western Alliance Bancorporation	8,621	658
SVB Financial Group[1]	1,398	564
		44,405
Industrials 11.01%
Northrop Grumman Corp.	12,170	5,828
Waste Connections, Inc.	41,191	5,494
CSX Corp.	74,478	2,408
Honeywell International, Inc.	11,655	2,243
TransDigm Group, Inc.[1]	3,385	2,107
Norfolk Southern Corp.	8,296	2,084
Raytheon Technologies Corp.	20,217	1,884
AMETEK, Inc.	14,500	1,791
Carrier Global Corp.	42,831	1,736
ITT, Inc.	22,129	1,660
United Airlines Holdings, Inc.[1]	41,847	1,538
Airbus Group SE (ADR)	50,200	1,349
Deere & Company	3,200	1,098
Advanced Drainage Systems, Inc.	7,175	851
HEICO Corp., Class A	3,000	383
HEICO Corp.	2,400	378
Trinity Industries, Inc.	28,566	741
		33,573
Consumer discretionary 8.49%
Amazon.com, Inc.[1]	51,160	6,904
Chipotle Mexican Grill, Inc.[1]	3,211	5,023
Dollar General Corp.	17,919	4,452
NIKE, Inc., Class B	25,739	2,958
YUM! Brands, Inc.	16,476	2,019
Hilton Worldwide Holdings, Inc.	12,177	1,559
Lear Corp.	6,984	1,055
Aramark	25,351	847
Darden Restaurants, Inc.	4,900	610
Norwegian Cruise Line Holdings, Ltd.[1]	39,030	474
		25,901
Communication services 5.96%
Alphabet, Inc., Class C1	47,540	5,545
Comcast Corp., Class A	92,140	3,457
Charter Communications, Inc., Class A1	7,108	3,071
Meta Platforms, Inc., Class A1	14,487	2,305
Capital Group U.S. Equity Fund — Page 2 of 6

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Cable One, Inc.	1,626	$2,239
Electronic Arts, Inc.	11,887	1,560
		18,177
Consumer staples 5.83%
Philip Morris International, Inc.	38,401	3,731
Anheuser-Busch InBev SA/NV (ADR)	35,100	1,879
Estée Lauder Companies, Inc., Class A	6,687	1,826
Mondelez International, Inc.	28,300	1,812
Costco Wholesale Corp.	2,710	1,467
British American Tobacco PLC (ADR)	36,219	1,419
General Mills, Inc.	18,816	1,407
PepsiCo, Inc.	6,582	1,151
Nestlé SA (ADR)	9,255	1,137
Procter & Gamble Company	7,880	1,095
Hormel Foods Corp.	17,200	849
		17,773
Energy 4.49%
Chevron Corp.	33,198	5,437
ConocoPhillips	41,649	4,058
EOG Resources, Inc.	31,098	3,459
TC Energy Corp.	13,700	730
		13,684
Utilities 3.86%
Sempra Energy	13,320	2,209
Constellation Energy Corp.	29,853	1,973
Exelon Corp.	39,883	1,854
CenterPoint Energy, Inc.	45,667	1,447
NextEra Energy, Inc.	14,276	1,206
Edison International	16,278	1,103
Entergy Corp.	8,561	986
AES Corp.	44,000	978
		11,756
Real estate 2.50%
Equinix, Inc. REIT	5,567	3,918
Crown Castle International Corp. REIT	20,579	3,718
		7,636
Materials 2.40%
Linde PLC	16,607	5,015
Sherwin-Williams Company	6,960	1,684
Barrick Gold Corp.	40,000	630
		7,329
Total common stocks (cost: $150,835,000)		293,146
Capital Group U.S. Equity Fund — Page 3 of 6

unaudited
Short-term securities 3.81% Money market investments 3.81%	Shares	Value (000)
Capital Group Central Cash Fund 1.71%[2,3]	116,206	$11,616
Total short-term securities (cost: $11,619,000)		11,616
Total investment securities 99.93% (cost: $162,454,000)		304,762
Other assets less liabilities 0.07%		223
Net assets 100.00%		$304,985
Investments in affiliates3

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 7/31/2022 (000)	Dividend income (000)
Short-term securities 3.81%
Money market investments 3.81%
Capital Group Central Cash Fund 1.71%[2]	$5,813	$41,916	$36,109	$(1)	$(3)	$11,616	$40
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 1.71%[2,4]	598		598[5]			—	—[6]
Total 3.81%				$(1)	$(3)	$11,616	$40
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 7/31/2022.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Affiliated issuer during the reporting period but no longer held at 7/31/2022.
[5]	Represents net activity.
[6]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Capital Group U.S. Equity Fund — Page 4 of 6

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Capital Group U.S. Equity Fund — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
MFGEFP3-124-0922O-S89837	Capital Group U.S. Equity Fund — Page 6 of 6